UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2007

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-220-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 7, 2007, the Board of Directors of Bancinsurance Corporation (the "Company") approved, subject to shareholder approval, an amendment to the Company's 2002 Stock Incentive Plan (the "2002 Stock Plan") that increases the number of Common Shares available for issuance under the 2002 Stock Plan from 600,000 to 950,000 (all of which may be incentive stock options)(the "First Amendement"). The First Amendment does not change any other term of the 2002 Stock Plan.

On May 30, 2007, the shareholders of the Company approved the First Amendment to the 2002 Stock Plan.

A copy of the form of the First Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1 First Amendment to Bancinsurance Corporation 2002 Stock Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

May 30, 2007	By:	/s/ Matthew C. Nolan

Name: Matthew C. Nolan
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Bancinsurance Corporation 2002 Stock Incentive Plan